UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Dated March 16, 2010
of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 11, 2010, the Board of Directors of AGCO Corporation (the “Company”) amended Article II of the Company’s Amended and Restated By-Laws, effective as of March 11, 2010, to declassify the Board and to provide for annual elections of directors. The directors who have been elected to three-year terms under the classified structure prior to the effectiveness of the amendment will complete those terms, but, thereafter, they will be subject to annual elections. Beginning with the 2012 annual meeting of stockholders, the entire Board will be elected annually to serve for one-year terms or until their successors have been duly elected and qualified.
The full text of the Amended and Restated By-laws of the Company, amended as described above, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.1 Amended and Restated By-laws of AGCO Corporation, as amended through March 11, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation
By:	/s/ Andrew H. Beck
Andrew H. Beck
Senior Vice President and Chief Financial Officer

Dated: March 16, 2010